UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

April 2, 2012

Date of Report (Date of earliest event reported)

Apollo Global Management, LLC

(Exact name of registrant as specified in its charter)

Delaware	001-35107	20-8880053
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

9 West 57th Street, 43rd Floor

New York, New York 10019

(Address of principal executive offices) (Zip Code)

(212) 515-3200

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On April 6, 2012, Apollo Global Management, LLC and its subsidiaries (the “Company”) filed a Current Report on Form 8-K to report its acquisition of the membership interests of Stone Tower Capital LLC and its related management companies and affiliated entities (“Stone Tower”).

This amendment provides the audited historical combined consolidated financial statements of Stone Tower as required by
Item 9.01(a) of Form 8-K and the unaudited pro forma financial information required by Item 9.01(b) of Form 8-K. The remainder of the information contained in the Current Report on Form 8-K filed on April 6, 2012 is not amended hereby.

Item 9.01 Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired.

The audited combined and consolidated statements of financial condition of Stone Tower at December 31, 2011 and 2010, and the related audited combined and consolidated statements of operations, changes in members’ equity and cash flows for the years ended December 31, 2011, 2010 and 2009, and the related notes to the combined and consolidated financial statements, are attached hereto as Exhibit 99.1 and are incorporated in their entirety herein by reference.

(b)	Pro forma financial information.

The unaudited pro forma condensed combined consolidated statement of financial condition at December 31, 2011 and the unaudited pro forma condensed combined consolidated statements of operations for the year ended December 31, 2011 and the related notes to the unaudited pro forma condensed combined consolidated financial statements, are attached hereto as Exhibit 99.2 and are incorporated in their entirety herein by reference.

(d)	Exhibits

Exhibit No.	Description

23.1	Consent of Deloitte & Touche LLP

99.1	Audited Combined and Consolidated Statements of Financial Condition of Stone Tower at December 31, 2011 and 2010, and the Audited Combined and Consolidated Statements of Operations, Changes in Members’ Equity and Cash Flows for the years ended December 31, 2011, 2010 and 2009

99.2	Unaudited Pro Forma Condensed Combined Consolidated Statement of Financial Condition at December 31, 2011 and the Unaudited Pro Forma Condensed Combined Consolidated Statement of Operations for the year ended December 31, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APOLLO GLOBAL MANAGEMENT, LLC
(Registrant)

Date: June 18, 2012	By:	/s/ Gene Donnelly
Gene Donnelly
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

23.1	Consent of Deloitte & Touche LLP

99.1	Audited Combined and Consolidated Statements of Financial Condition of Stone Tower at December 31, 2011 and 2010, and the Audited Combined and Consolidated Statements of Operations, Changes in Members’ Equity and Cash Flows for the years ended December 31, 2011, 2010 and 2009

99.2	Unaudited Pro Forma Condensed Combined Consolidated Statement of Financial Condition at December 31, 2011 and the Unaudited Pro Forma Condensed Combined Consolidated Statement of Operations for the year ended December 31, 2011